Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings Per Share
(11)	Earnings Per Share

The Company computes earnings per share in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 260, Earnings Per Share (“ASC 260”). TrustCo adopted FASB Staff Position on Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, as codified in FASB ASC 260-10 (“ASC 260-10”), which clarified that unvested share-based payment awards that contain non-forfeitable rights to receive dividends or divided equivalents (whether paid or unpaid) are participating securities, and thus, should be included in the two-class method of computing earnings per share (“EPS”). Participating securities under this statement include the unvested employees’ and directors’ restricted stock awards with time-based vesting, which receive non-forfeitable dividend payments. For the years presented, the Company no longer has unvested awards that would be considered participating securities.
A reconciliation of the component parts of earnings per share for 2023, 2022, and 2021 follows:
(dollars in thousands,
except per share data)	For the years ended December 31,
	2023	2022	2021

Net income	$58,646	$75,234	$61,519
Weighted average common shares	19,024	19,131	19,259

Effect of dilutive common stock options	1	2	4

Weighted average common shares including potential dilutive shares	19,025	19,133	19,263

Basic EPS	$3.08	$3.93	$3.19

Diluted EPS	$3.08	$3.93	$3.19

For the years ended December 31, 2023 and 2022, there were 73 thousand and 59 thousand, respectively, of antidilutive stock options excluded from diluted earnings per share. The stock options are antidilutive because the strike price is greater than the average fair value of the Company’s common stock for the periods presented.